STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SHORT-TERM ASSET RESERVE (STAR) FUND

                     Financial Statements for the Year Ended
                                December 31, 1999

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

January 27, 2000

Dear Standish, Ayer & Wood Investment Trust Shareholder:

We are writing to provide you with a review of developments at Standish, Ayer & Wood as they relate to the activities of the Investment Trust.

THE 1999 MARKETS

The past year has been as tumultuous as 1998, although in different ways. World stock markets have been euphoric. The S&P 500 advanced about 21% but the technology-driven Nasdaq composite soared 86%. For the second year in a row, larger capitalization growth stocks have performed brilliantly, and small or middle capitalization value stocks have been left far behind. In striking contrast to some of the equity markets, the bond market suffered one of its worst years in history, with prices of ten-year Treasuries dropping 13%. Yield spreads, which had widened sharply during the crisis in the fall of 1998, narrowed during the early months of 1999 but then widened again as the year progressed, with distressingly poor liquidity in the secondary bond market. Securities that suffered even a slight short-term tarnishing in their attributes often dropped dramatically in price - investors displayed very little appetite for any bond or stock that had evidenced any degree of adversity.

STANDISH INVESTMENT DISCIPLINES

Many of Standish's investment disciplines are directed to applying fundamental research to uncover relatively cheap securities where the fundamentals are improving. This methodology has generally been quite successful over long periods of time in the past. However, the investment environment of the last two years has produced significant headwinds for some of our disciplines. While there has been enormous pressure on Standish and other value investors to capitulate and to become momentum investors, we have not wavered in our focus on fundamentals and value. Of course, we and other investors make misjudgments along the way, and we are doing our best to learn the correct lessons from the inevitable mistakes. We have applied new investment tools and made modest alterations to the investment process. We have added investment talent and quantitative resources. We believe that our approach is correct, that our portfolios are attractively priced relative to the benchmarks, and that it is our obligation to adhere to the philosophy we have consistently represented to you.

MAJOR DEVELOPMENTS AT STANDISH DURING 1999

We are pleased that Standish is able to report continued stability of both our clients and our professional team. Assets under management for our clients are approximately $45 billion, a slight decline during 1999 but up from $39 billion at the beginning of 1998. These statistics include $3.3 billion of assets managed through Standish International Management Company, LLC, or SIMCO. The Standish Funds returned to 1997's level of $5.8 billion of assets from $6.5 billion in 1998. While we had some client turnover, a substantial portion of the assets lost related to corporate events or restructuring as opposed to terminations because of investment performance. We have also added a substantial number of distinguished new clients.

We continue to build our professional resources both by adding new people and through our long-term commitment to education and professional training. The Standish team has grown to 292 members from 232 at the beginning of 1998. Our 109 investment officers average experience of 16 years. Sixty-seven of those officers have advanced degrees (typically an MBA) and 72 have some advanced professional accreditation.

At the end of the year, the Standish board of directors elected two new directors: Lavinia Chase and Cathy Powers. During the last year, we were sorry to lose the services of Mark Flaherty, Director, who accepted a position of great responsibility at a very large investment management organization. In addition, we anticipate the retirement of both Arthur Parker and Barr Clayson from their positions as stockholders and directors of Standish in June 2000. In line with other professional service firms, Standish is attempting to maintain the best balance between retaining the wisdom of senior investment managers and assuring generational change.

STANDISH'S STRATEGIES FOR THE FUTURE

      Standish's top priorities include:

      o meeting the needs of our clients and working closely with them to assure that their investment expectations are realistic;

      o developing new investment products that add value in today's environment; and

      o investigating strategic business alliances to augment our research and penetrate foreign markets as well as expand our domestic distribution channels.

We believe that all investors and investment management firms are facing very challenging times. However, the characteristics that have served Standish and our clients well for sixty-seven years are still intact. We remain dedicated to fulfilling your needs.

Sincerely,


/s/ Ted Ladd                                         /s/ George Noyes

Edward H. Ladd, Chairman                             George W. Noyes, President

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SHORT-TERM ASSET RESERVE (STAR) FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

The strength of global economies, particularly in the U.S., positively impacted corporate earnings (and equity valuations), but had a negative effect on interest rates. In fact, the yield on the one-year Treasury bill rose over the course of 1999 to just below 6% from a low of 4.4% in January. Nonetheless, the economy continued to move forward unabated with the third and fourth quarter posting particularly strong GDP growth of 5.7% and 5.8%, respectively. In response to the strong economic fundamentals, the Federal Reserve increased the target Federal Funds Rate by 75 basis points, which completely reversed the interest rate cuts instituted during the 1998 capital market crisis.

Despite the environment of rising interest rates, the STAR Fund returned 4.61% for the year, exactly matching the IBC Money Fund Average, the Fund's benchmark. The Fund's longer average maturity compared to the benchmark negatively impacted performance due to the rapid rise in interest rates. However, that impact was offset by the Fund's substantial income advantage. At year-end, the STAR Fund enjoyed over 100 basis points of incremental yield.

During the year, the relative performance for non-Treasury sectors was good. A reduction in corporate bond issuance combined with diminished fears about year-end factors contributed to narrowing yield spreads between agency debt, corporate bonds and securitized issues.

The Fund consistently maintained a significant weighting in agency, corporate, asset-backed securities (ABS) and variable rate bonds. With the rise in interest rates, variable rate notes positively contributed to performance. Not only did corporate bonds and ABS securities provide attractive levels of income, the spread tightening and associated capital appreciation helped offset the rise in interest rates. To improve liquidity in anticipation of year-end and Y2K disruptions, we slightly reduced our exposure to commercial paper and corporate bonds in favor of U.S. agency debt. With respect to duration, the Fund maintained a shorter position relative to its standard one-year maturity in anticipation of higher interest rates.

We are pleased that performance was on par with the benchmark in such a hostile interest rate environment. In the coming year, the Fund should benefit from its yield advantage over standard money market funds. We remain committed to the STAR Fund's low volatility, high quality mandate in the effort to consistently provide you with an attractive and stable source of income.

Sincerely yours,


/s/ Barbara J. McKenna                               /s/ Jennifer A. Pline

Barbara J. McKenna                                   Jennifer A. Pline

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SHORT-TERM ASSET RESERVE (STAR) FUND

             COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
                  STANDISH STAR FUND, AND IBC DONOGHUE AVERAGE

   [The following table was originally depicted as a line graph in the printed material.]

                           Standish                     IBC
                             STAR                     Donoghue
                             Fund                      Index

                            100000                     100000
                            100560                     100710
                            101009                     101365
                            101575                     102135
                            102728                     102901
                            103757                     103704
                            105161                     104461
                            106391                     105223
                            106278                     105970
                            106956                     106723
                            108206                     107470
                            108913                     108179
1 year                      109501                     108904
                            109761                     109623
                            110428                     110269
                            110970                     110986
                            111337                     111685
                            112730                     112411
                            113817                     113120
                            114949                     113855
                            115465                     114584
                            116300                     115282
                            116937                     116009
                            118165                     116705
2 years                     119335                     117417
                            120205                     118109
                            120963                     118688
                            121843                     119305
                            122886                     119878
                            123546                     120441
                            124238                     120983
                            125292                     121540
                            126537                     122099
                            127502                     122624
                            128681                     123151
                            129663                     123632
3 years                     130561                     124114
                            130395                     124548
                            131005                     124922
                            131657                     125322
                            132425                     125698
                            133396                     126075
                            134408                     126428
                            134468                     126782
                            135199                     127111
                            136016                     127416
                            135322                     127722
                            135239                     128016
4 years                     136235                     128323
                            137410                     128631
                            138289                     128901
                            138826                     129198
                            139599                     129482
                            139682                     129767
                            140358                     130052
                            140800                     130338
                            141595                     130625
                            142049                     130913
                            142473                     131214
                            142705                     131502
5 years                     143164                     131805
                            143959                     132108
                            143719                     132385
                            143246                     132703
                            143007                     133035
                            143087                     133421
                            143331                     133821
                            144271                     134249
                            144886                     134706
                            145201                     135164
                            145666                     135664
                            145796                     136179
6 years                     146406                     136738
                            147427                     137340
                            148606                     137916
                            149431                     138564
                            150381                     139202
                            151757                     139856
                            152604                     140485
                            153369                     141145
                            154139                     141781
                            154970                     142390
                            155970                     143017
                            156893                     143632
7 years                     157899                     144264
                            158999                     144884
                            159178                     145435
                            159612                     146016
                            160202                     146586
                            160802                     147114
                            161704                     147687
                            162395                     148293
                            163099                     148901
                            164140                     149496
                            165361                     150109
                            166234                     150710
8 years                     166770                     151328
                            167574                     151948
                            168006                     152510
                            168407                     153136
                            169453                     153764
                            170543                     154409
                            171444                     155042
                            172550                     155709
                            173232                     156379
                            174342                     157020
                            175302                     157679
                            175816                     158326
9 years                     176669                     159007
                            177944                     159690
                            178442                     160313
                            179369                     161002
                            180140                     161663
                            181009                     162342
                            181870                     163030
                            182746                     163731
                            184151                     164435
                            185162                     165109
                            185796                     165769
                            185895                     166449
10 years                    186830                     167098
                            187926                     167733
YTD                         188048                     168286
                            191665                     171355
                            192159                     172006
                            193058                     172677

           ----------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         (FOR PERIODS ENDED 12/31/1999)

                                                            SINCE
                                                          INCEPTION
             1 YEAR     3 YEAR     5 YEAR     10 YEAR     01/03/1989
            --------   --------   --------   ---------   ------------
              4.61%      5.43%      5.95%      5.97%         6.28%

           ----------------------------------------------------------

            Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Short-Term Asset Reserve
    Portfolio ("Portfolio"), at value (Note 1A)                    $302,243,305
  Receivable for Fund shares sold                                        20,181
  Prepaid expenses                                                        1,326
                                                                   ------------
    Total assets                                                    302,264,812
LIABILITIES
  Payable for Fund shares redeemed                      $100,000
  Distributions payable                                  186,096
  Accrued accounting, custody and transfer agent fees      3,380
  Accrued trustees' fees and expenses (Note 2)             1,000
  Accrued expenses and other liabilities                   9,732
                                                        --------
    Total liabilities                                                   300,208
                                                                   ------------
NET ASSETS                                                         $301,964,604
                                                                   ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                  $316,695,448
  Accumulated net realized loss                                     (12,061,664)
  Distributions in excess of net investment income                     (285,559)
  Net unrealized depreciation                                        (2,383,621)
                                                                   ------------
TOTAL NET ASSETS                                                   $301,964,604
                                                                   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                            15,701,062
                                                                   ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                  $      19.23
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                              $ 15,733,214
  Expenses allocated from Portfolio                                         (852,865)
                                                                        ------------
    Net investment income allocated from Portfolio                        14,880,349
EXPENSES
  Accounting, custody, and transfer agent fees             $   38,787
  Legal and audit services                                     15,758
  Registration fees                                             8,449
  Trustees' fees and expenses (Note 2)                          4,602
  Insurance expense                                             1,215
  Miscellaneous                                                10,215
                                                           ----------
    Total expenses                                                            79,026
                                                                        ------------
      Net investment income                                               14,801,323
                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) allocated from Portfolio on:
    Investment security transactions                         (950,085)
    Financial futures contracts                                13,351
                                                           ----------
      Net realized loss                                                     (936,734)
  Change in unrealized appreciation (depreciation)
  allocated from Portfolio on:
    Investment securities                                  (1,863,288)
                                                           ----------
      Change in net unrealized appreciation
        (depreciation)                                                    (1,863,288)
                                                                        ------------
    Net realized and unrealized loss on investments                       (2,800,022)
                                                                        ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                              $ 12,001,301
                                                                        ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 1999  DECEMBER 31, 1998
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $  14,801,323      $  16,326,121
  Net realized gain (loss)                                      (936,734)            68,452
  Change in net unrealized appreciation (depreciation)        (1,863,288)          (634,230)
                                                           -------------      -------------
  Net increase in net assets from investment operations       12,001,301         15,760,343
                                                           -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E)
  From net investment income                                 (14,801,323)       (16,326,120)
                                                           -------------      -------------
  Total distributions to shareholders                        (14,801,323)       (16,326,120)
                                                           -------------      -------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           279,131,356        293,554,353
  Value of shares issued to shareholders in payment of
    distributions declared                                    12,315,338         12,854,947
  Cost of shares redeemed                                   (246,686,144)      (291,596,448)
                                                           -------------      -------------
  Net increase in net assets from Fund share
    transactions                                              44,760,550         14,812,852
                                                           -------------      -------------
TOTAL INCREASE IN NET ASSETS                                  41,960,528         14,247,075
NET ASSETS
  At beginning of year                                       260,004,076        245,757,001
                                                           -------------      -------------
  At end of year (including distributions in excess of
    net investment income of $285,559 and $251,900,
    respectively)                                          $ 301,964,604      $ 260,004,076
                                                           =============      =============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR ENDED DECEMBER 31,
                                           -------------------------------------------------------
                                            1999(1)      1998(1)      1997       1996       1995
                                           --------     --------    --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR         $  19.44     $  19.48    $  19.50   $  19.55   $  19.22
                                           --------     --------    --------   --------   --------
FROM INVESTMENT OPERATIONS:
  Net investment income                        1.08         1.13        1.15       1.11       1.13
  Net realized and unrealized gain
    (loss) on investments                     (0.21)       (0.04)      (0.02)     (0.04)      0.33
                                           --------     --------    --------   --------   --------
Total from investment operations               0.87         1.09        1.13       1.07       1.46
                                           --------     --------    --------   --------   --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                  (1.08)       (1.13)      (1.15)     (1.12)     (1.12)
  In excess of net investment income             --           --          --         --      (0.01)
                                           --------     --------    --------   --------   --------
Total distributions to shareholders           (1.08)       (1.13)      (1.15)     (1.12)     (1.13)
                                           --------     --------    --------   --------   --------
NET ASSET VALUE, END OF YEAR               $  19.23     $  19.44    $  19.48   $  19.50   $  19.55
                                           ========     ========    ========   ========   ========
TOTAL RETURN                                   4.61%        5.75%       5.94%      5.62%      7.85%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets) (2)                                0.35%        0.35%       0.36%      0.35%      0.33%
  Net Investment Income (to average
    daily net assets)                          5.60%        5.81%       5.89%      5.75%      5.95%
  Portfolio Turnover (3)                         --           --         119%       156%       208%
  Net Assets, End of Year (000's
    omitted)                               $301,965     $260,004    $245,757   $194,074   $243,500

-----------------

(1)  Calculated based on average shares outstanding.
(2) Includes the Fund's share of Standish Short-Term Asset Reserve Portfolio's allocated expenses for the periods since January 2, 1998.
(3) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing directly in securities. The portfolio turnover rate for the period, since the Fund transferred substatially all of its investable assets to the portfolio, is shown in the Portfolio's financial statements which are included elsewhere in this report.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Short-Term Asset Reserve Fund (the "Fund") is a separate diversified investment series of the Trust.

      On January 2, 1998, the Fund contributed substantially all of its investable assets to the Standish Short-Term Asset Reserve Portfolio (the "Portfolio"). The Fund currently invests all of its investable assets in an interest of the Portfolio, a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 1999). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

      C. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      At December 31, 1999, the Fund, for the federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from future net realizeable gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the fund of any liability for federal income tax. Such capital loss carryovers are as follows:

                  CAPITAL LOSS CARRY OVER    EXPIRATION DATE
                  -----------------------    ---------------
                        $3,071,161             12/31/2000
                         1,512,610             12/31/2001
                         5,263,400             12/31/2002
                           568,968             12/31/2003
                           277,757             12/31/2004
                           381,998             12/31/2005
                            80,787             12/31/2006
                           848,377             12/31/2007

      The Fund elected to defer to its fiscal year ending December 31, 2000 losses of $56,606 recognized during the period from November 1, 1999 to December 31, 1999.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH SHORT-TERM ASSET RESERVE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      D. OTHER

      All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

      E. DISTRIBUTIONS TO SHAREHOLDERS:

      Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies
      (PFIC), litigation proceeds, market discount, non-taxable dividends, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish, Ayer & Wood, Inc. ("SA&W") for investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. The Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Trust from the SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(3)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1999, aggregated $281,608,608 and $252,168,889, respectively.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                       YEAR ENDED    YEAR ENDED
                                                      DECEMBER 31,  DECEMBER 31,
                                                          1999          1998
                                                      ------------  ------------
      Shares sold                                      14,432,526    15,063,028
      Shares issued to shareholders in payment of
        distributions declared                            637,220       659,576
      Shares redeemed                                 (12,745,104)  (14,962,667)
                                                      -----------   -----------
      Net increase                                      2,324,642       759,937
                                                      ===========   ===========

      At December 31, 1999, three shareholders were record owners of approximately 23%, 20% and 10% of the total outstanding shares of the Fund, respectively.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Short-Term Asset Reserve Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Short-Term Asset Reserve Fund (the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2000

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                    EXPECTED
                                                    MATURITY                                PAR           VALUE
SECURITY                                     RATE  (UNAUDITED)         MATURITY            VALUE#       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 78.7%
ASSET BACKED -- 30.8%
BCI Home Equity 1994-1 B(a)                 7.100%  03/31/2000        03/29/2044         $  476,672    $   476,374
BankBoston Home Equity Loan 1998-1 A2       6.220%  11/13/2000        02/25/2013          6,000,000      5,928,750
CIT Group Securitization Corp. 1993-1 A4    6.500%  06/30/2001        06/15/2018          5,750,000      5,681,719
Case Equipment Loan Trust 1997-B C          6.410%  04/23/2000        09/15/2004          2,164,916      2,152,739
Chase Manhattan Auto Owner 1997-B           6.750%  09/29/2001        01/15/2004          5,250,000      5,228,467
Chemical Master Credit Card Trust 1995-2
A                                           6.230%  09/29/2000        06/15/2003          5,300,000      5,285,054
Citibank Credit Card Master Trust 1998-6
B                                           6.000%  03/10/2001        04/10/2003          2,500,000      2,467,175
Delta Funding Home Equity Loan 1996-1 A5    7.400%  03/22/2001        07/25/2013          5,000,000      4,979,687
Delta Funding Home Equity Loan 1998-1
A2A(a)                                      5.800%  02/25/2000        05/25/2030            662,716        657,951
Delta Funding Home Equity Loan 1998-2
A3F(a)                                      6.240%  12/23/2001        05/15/2025          3,000,000      2,958,750
Discover Card Master Trust 1998-2 A         5.800%  02/14/2001        09/16/2003          2,750,000      2,722,500
Ford Credit Auto Owner Trust 1997-B B       6.400%  03/29/2001        05/15/2002          6,225,000      6,164,680
Green Tree Financial Corp. 1998-6 A3        5.930%  11/03/2000        04/01/2009          6,050,000      6,012,187
Green Tree Lease Finance 1997-1 C           6.850%  05/27/2001        09/20/2005          4,165,189      4,077,981
Gulf States Auto Grantor Trust 1996-B A     6.600%  08/07/2000        05/25/2003          1,149,662      1,148,045
Independent National Mortgage Corp.
1998-2 A2                                   6.170%  04/25/2001        12/25/2011          4,900,000      4,800,469
Premier Auto Trust 1996-3                   6.950%  04/02/2000        11/06/2001          5,055,000      5,061,319
Premier Auto Trust 1997-1B ERISA            6.550%  01/02/2001        09/06/2003          5,000,000      4,961,000
Residential Funding 1999 KS1A               6.000%  01/12/2002        04/25/2020          3,970,000      3,880,675
Standard Credit Card 1998-1 A6(a)           6.488%  03/31/2000        03/23/2003          5,174,000      5,149,749
TMS Home Equity Trust 1996-A A5 ERISA       6.850%  02/12/2000        06/15/2019          1,502,317      1,499,970
TMS Home Equity Trust 1998-A AV(a)          6.638%  02/15/2000        06/15/2029          4,224,700      4,211,497
Team Fleet Financing Corp. 1998-2A A        6.070%  05/01/2001        07/25/2002          3,975,000      3,912,270
UCFC Home Equity Loan Trust 1994-D1 A4      8.775%  06/07/2000        02/10/2016          2,017,936      2,030,548
UCFC Home Equity Loan Trust 1996-A1 A5      6.500%  04/13/2000        03/15/2016          1,840,839      1,834,512
                                                                                                      ------------
Total Asset Backed (Cost $94,445,682)                                                                   93,284,068
                                                                                                      ------------
CORPORATE -- 37.7%
BANK BONDS -- 7.3%
Bank One                                    6.400%                    08/01/2002          2,975,000      2,924,603
BankAmerica Corp.                           9.375%                    03/01/2001          2,500,000      2,567,375
Firstar Corp. Medium Term Notes(a)          6.410%  03/31/2000        08/03/2001          6,000,000      6,007,974
National Westminister Bank                  9.450%                    05/01/2001          4,000,000      4,123,600
US Bancorp Notes NCL                        6.350%                    09/28/2001          5,650,000      5,577,058
Washington Mutual Inc.                      6.125%                    12/01/2000          1,000,000        991,010
                                                                                                      ------------
                                                                                                        22,191,620
                                                                                                      ------------
FINANCIAL -- 16.1%
AT& T Capital Corp.                         6.250%                    05/15/2001          3,600,000      3,565,548
American Express Travel(a)                  6.323%  03/31/2000        10/24/2001          3,350,000      3,339,950
BankBoston Corp. Medium Term Notes(a)       6.230%  03/31/2000        08/24/2001          5,850,000      5,846,566
Bear Stearns Co.                            6.450%                    08/01/2002          3,650,000      3,574,445
Bear Stearns Co.                            9.375%                    06/01/2001          2,209,000      2,274,497
Carramerica Realty Corp.                    6.625%                    10/01/2000          3,550,000      3,516,488
Daimler Chrysler National Holding (a)       6.371%  03/31/2000        08/23/2002          4,000,000      4,013,900
General Electric Corp. Notes NCL            6.330%                    09/17/2001          4,700,000      4,673,445
General Motors Acceptance Corp.             5.500%                    01/04/2002          1,500,000      1,457,475
Homeside Lending Medium Term Notes          6.875%                    05/15/2000          1,500,000      1,502,385
Household Financial Corp.                   6.000%                    05/08/2000          2,150,000      2,146,882

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                    EXPECTED
                                                    MATURITY                                PAR           VALUE
SECURITY                                     RATE  (UNAUDITED)         MATURITY            VALUE#       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------
Lehman Brothers Holding Inc. Medium Term
Notes                                       6.000%                    02/26/2001        $ 4,240,000   $  4,195,480
Lehman Brothers Holding Inc. Medium Term
Notes                                       6.330%                    08/01/2000          3,000,000      2,993,490
Morgan Stanley Dean Witter(a)               6.313%                    12/19/2001          5,500,000      5,495,231
                                                                                                      ------------
                                                                                                        48,595,782
                                                                                                      ------------
INDUSTRIAL BONDS -- 14.3%
American Home Products                      7.700%                    02/15/2000          4,650,000      4,658,928
COMDISCO Inc. Notes NCL                     6.000%                    01/30/2002          5,000,000      4,846,250
Chrysler Corp.                              5.875%                    02/07/2001          2,720,000      2,697,424
Coca-Cola Co. 144A                          6.000%                    03/15/2001          4,175,000      4,126,497
DeepTech International                     12.000%  06/15/2000        12/15/2000          3,500,000      3,566,216
GTE Corp.(a)                                6.129%  03/31/2000        01/05/2001          4,500,000      4,497,343
Hertz Corp.                                 6.500%                    04/01/2000          1,500,000      1,501,185
IBM Corp.                                   6.375%                    06/15/2000          2,500,000      2,502,050
IMC Global Inc.                             6.625%                    10/15/2001          4,675,000      4,592,299
TRW Inc.                                    6.500%                    06/01/2002          2,500,000      2,449,925
Tyco International Ltd.                     6.500%                    11/01/2001          3,000,000      2,952,840
Wal-Mart Stores                             6.150%                    08/10/2001          5,000,000      4,957,050
                                                                                                      ------------
                                                                                                        43,348,007
                                                                                                      ------------
Total Corporate (Cost $115,088,416)                                                                    114,135,409
                                                                                                      ------------
GOVERNMENT/OTHER -- 2.1%
EURODOLLAR -- 2.1%
Advance Bank Australia(a)                   6.231%  03/31/2000        11/29/2001          4,830,000      4,820,340
St. Georges Euro(a)                         6.563%  06/30/2000        07/14/2000          1,428,750      1,433,751
                                                                                                      ------------
Total Government/Other (Cost $6,254,688)                                                                 6,254,091
                                                                                                      ------------
U.S. GOVERNMENT AGENCY -- 5.6%
PASS THRU SECURITIES -- 5.6%
FHLB                                        5.875%                    08/15/2001          3,000,000      2,972,820
FHLMC(a)                                    6.855%                    02/01/2023             98,211         98,732
FHLMC Gold 5 Yr                             8.000%  04/19/2000  05/01/2000 - 07/01/2000     220,867        220,867
FHLMC Gold 5 Yr                             8.000%  03/19/2000        04/01/2000            179,724        179,724
FHLMC Gold 5 Yr                             8.000%  01/19/2000        02/01/2000              5,021          5,021
FNMA                                        5.100%                    03/16/2000          2,500,000      2,491,800
FNMA                                        5.920%                    07/05/2001          5,000,000      4,949,200
FNMA                                        6.140%                    06/12/2002          3,000,000      2,956,860
TVA                                         6.000%                    11/01/2000          3,000,000      2,990,610
                                                                                                      ------------
Total U.S. Government Agency (Cost $17,021,025)                                                         16,865,634
                                                                                                      ------------
U.S. TREASURY OBLIGATIONS -- 2.5%
TREASURY NOTES -- 2.5%
U.S. Treasury Note                          5.375%                    02/15/2001          7,500,000      7,436,700
                                                                                                      ------------
Total U.S. Treasury Obligations (Cost $7,459,594)                                                        7,436,700
                                                                                                      ------------
TOTAL BONDS AND NOTES (COST $240,269,405)                                                              237,975,902
                                                                                                      ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                    EXPECTED
                                                    MATURITY                                PAR            VALUE
SECURITY                                   RATE    (UNAUDITED)         MATURITY            VALUE#        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 20.3%
COMMERCIAL PAPER -- 11.0%
Aetna Services++                           10.280%                    03/16/2000        $ 5,000,000   $  4,895,500
Air Products & Chemicals++                  6.610%                    01/20/2000          5,000,000      4,981,396
Ciesco LP++                                 5.666%                    01/27/2000          4,800,000      4,779,269
E.I. Dupont DE Nemours++                    8.542%                    02/15/2000          3,000,000      2,968,050
Edison Asset Service++                      9.703%                    02/01/2000          5,000,000      4,957,825
Norfolk & Southern++                        6.814%                    02/11/2000          5,685,000      5,640,771
Safeco Credit++                             9.329%                    02/09/2000          5,000,000      4,949,400
                                                                                                      ------------
                                                                                                        33,172,211
                                                                                                      ------------
U.S. GOVERNMENT AGENCY -- 9.3%
FHLB Discount Note++                        5.026%                    05/10/2000          1,000,000        999,340
FHLB Discount Note++                        5.757%                    03/10/2000          9,750,000      9,643,822
FHLB Discount Note++                        6.788%                    04/07/2000          1,500,000      1,492,680
FHLMC Discount Note++                       5.520%                    03/09/2000         10,100,000      9,995,970
FNMA Discount Note++                        5.638%                    03/02/2000          6,000,000      5,943,240
                                                                                                      ------------
                                                                                                        28,075,052
                                                                                                      ------------
REPURCHASE AGREEMENTS -- 0.0%
Prudential-Bache Repurchase Agreement,
dated 12/31/99, due 01/03/00, with a
maturity value of $91,033 and an
effective yield of 2.00%, collateralized
by a U.S. Government Agency Obligation
with a rate of 7.00%, maturity date of
04/01/14 and market value of $92,849.                                                                       91,018
                                                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS (COST $61,426,983)                                                         61,338,281
                                                                                                      ------------
TOTAL INVESTMENTS -- 99.0% (COST
 $301,696,388)                                                                                        $299,314,183
OTHER ASSETS, LESS LIABILITIES -- 1.0%                                                                   2,929,546
                                                                                                      ------------

NET ASSETS -- 100.0%                                                                                  $302,243,729
                                                                                                      ============

NOTES TO SCHEDULE OF INVESTMENTS:
144A - Securities exempt from registration under Rule
144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration.
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
NCL - Non-callable
TMS - The Money Store
TVA - Tennessee Valley Authority
# Denominated in United States dollars except for foreign country specific bonds which are denominated in their respective local currency.
(a)  Variable Rate Security; rate indicated is as of 12/31/99.
=/=  Rate noted is yield to maturity.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $301,696,388)                                                  $299,314,183
  Receivable for investments sold                                       236,431
  Interest receivable                                                 2,755,140
  Deferred organization costs (Note 1E)                                   6,075
  Prepaid expenses                                                        2,694
                                                                   ------------
    Total assets                                                    302,314,523
LIABILITIES
  Due from custodian                                    $33,200
  Accrued accounting and custody fees                    11,239
  Accrued trustees' fees and expenses (Note 2)            4,962
  Accrued expenses and other liabilities                 21,393
                                                        -------
    Total liabilities                                                    70,794
                                                                   ------------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                       $302,243,729
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income                                                   $15,757,659
                                                                    -----------
    Total income                                                     15,757,659
EXPENSES
  Investment advisory fee (Note 2)                     $  662,590
  Accounting and custody fees                             134,904
  Legal and audit services                                 25,524
  Trustees' fees and expenses (Note 2)                     18,372
  Insurance expense                                        10,725
  Amortization of organization expenses (Note 1E)           2,022
  Miscellaneous                                                62
                                                       ----------
    Total expenses                                                      854,199
                                                                    -----------
      Net investment income                                          14,903,460
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                     (953,010)
    Financial futures contracts                            13,352
                                                       ----------
      Net realized loss                                                (939,658)
  Change in unrealized appreciation (depreciation)
    Investment securities                              (1,863,362)
                                                       ----------
      Change in net unrealized appreciation
        (depreciation)                                               (1,863,362)
                                                                    -----------
    Net realized and unrealized loss                                 (2,803,020)
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $12,100,440
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              FOR THE PERIOD
                                                                              JANUARY 2, 1998
                                                             YEAR ENDED      (COMMENCEMENT OF
                                                            DECEMBER 31,      OPERATIONS) TO
                                                                1999         DECEMBER 31, 1998
                                                            -------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $  14,903,460      $  16,549,270
  Net realized gain (loss)                                       (939,658)            67,070
  Change in net unrealized appreciation (depreciation)         (1,863,362)          (632,740)
                                                            -------------      -------------
  Net increase in net assets from investment operations        12,100,440         15,983,600
                                                            -------------      -------------

CAPITAL TRANSACTIONS
  Assets contributed by Standish Short Term Asset
    Reserve Fund at commencement (including unrealized
    appreciation of $113,897)                                          --        248,286,826
  Contributions                                               281,623,902        305,080,235
  Withdrawals                                                (253,219,033)      (307,612,241)
                                                            -------------      -------------
  Net increase in net assets from capital transactions         28,404,869        245,754,820
                                                            -------------      -------------
TOTAL INCREASE IN NET ASSETS                                   40,505,309        261,738,420
NET ASSETS
  At beginning of year                                        261,738,420                 --
                                                            -------------      -------------
  At end of year                                            $ 302,243,729      $ 261,738,420
                                                            =============      =============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT-TERM ASSET RESERVE PORTFOLIO

                               SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                                                          FOR THE PERIOD
                                                                          JANUARY 2, 1998
                                                          YEAR ENDED     (COMMENCEMENT OF
                                                         DECEMBER 31,     OPERATIONS) TO
                                                             1999        DECEMBER 31, 1998
                                                         ------------    -----------------
RATIOS:
  Expenses (to average daily net assets)                       0.32%             0.31%+
  Net Investment Income (to average daily net assets)          5.62%             5.83%+
  Portfolio Turnover                                             86%              113%
  Net Assets, End of Year (000's omitted)                  $302,244          $261,738

-----------------

+    Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT TERM ASSET RESERVE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Short-Term Asset Reserve Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      At December 31, 1999 there was one fund, Standish Short Term Asset Reserve Fund (the "Fund") invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The proportionate interest at December 31, 1999 of the Standish Short Term Asset Reserve Fund was approximately 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis.

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT TERM ASSET RESERVE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      to satisfy them. The Portfolio allocates at least annually among its investor's each investors distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

      E. DEFERRED ORGANIZATIONAL EXPENSES

      Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through January 2003.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory services is paid monthly at the annual rate of 0.25% of the Portfolio's average daily net assets. The Portfolio Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio Trust from SA&W. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                     PURCHASES        SALES
                                                    ------------   ------------
      U.S. Government Securities                    $ 22,551,237   $ 12,254,694
                                                    ============   ============
      Investments (non-U.S.Government Securities)   $158,272,045   $165,483,687
                                                    ============   ============

(4)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1999 as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                               $301,696,388
                                                                   ============
      Gross unrealized appreciation                                      39,561
      Gross unrealized depreciation                                  (2,421,766)
                                                                   ------------
      Net unrealized depreciation                                  $ (2,382,205)
                                                                   ============

(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                  STANDISH SHORT TERM ASSET RESERVE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contracts exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract, or if the counterparty does not perform under the contracts terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold
      (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      There were no written option contracts for the year ended December 31, 1999.

      FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      At December 31, 1999 the Portfolio held no open futures contracts.


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                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Master Portfolio and the Investors of Standish Short-Term Asset Reserve Portfolio:

In our opinion, the accompanying statement of asset and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of Standish, Ayer & Wood Master Portfolio:
Standish Short-Term Asset Reserve Portfolio (the "Portfolio") at December 31, 1999, the results of its operations, the changes in its net assets and the supplemental data for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and supplemental data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2000


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